UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): February 19, 2008

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                       1-13661                61-1137529
           --------                       --------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)

                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICES; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 19, 2008, the Board of Directors of S.Y. Bancorp, Inc. (the "Company") granted Stock Appreciation Rights (SARs) to certain officers under the terms of the Company's 2005 Stock Incentive Plan. The exercise price of the SARs is $23.37, which equals the fair market value of the common stock on the grant date. The SARs have a 10-year term and will be settled in stock. Attached hereto to as Exhibits 10.1 and 10.2 are the forms of Stock Appreciation Right Grant Agreement used by S.Y. Bancorp, Inc. in connection with these grants. The Company's 2005 Stock Incentive Plan was previously incorporated by reference as
Exhibit 10.9 to Bancorp's annual report of Form 10-K for the year ended December 31, 2006, and filed as Exhibit 10.1 to Form 8-K filed May 2, 2005.

As a part of the above grant, the Board of Directors awarded a total of 30,695 Stock Appreciation Rights to the named officers in the Summary Compensation Table in the Company's most recent proxy statement as follows: David Heintzman (13,500 SARs); Nancy Davis (3,200 SARs); Kathy Thompson (6,000 SARs); James Hillebrand (4,295 SARs); Philip Poindexter (3,700 SARs). SARs granted to Mr. Heintzman, Ms. Davis and Ms. Thompson vest six months following the grant date. Others vest in 20% annual increments beginning one year after grant.

ITEM 8.01. OTHER EVENTS.

On November 20, 2007, the Company announced that the Company's Board of Directors has authorized a new share repurchase plan, which authorized the repurchase of up to 550,000 shares, or approximately 4% of the Company's total common shares outstanding, and will expire in November 2008 unless otherwise extended or completed at an earlier date.

In connection with the new share repurchase plan, the Company adopted Rule 10b5-1 stock trading plan. Pursuant to the plan, a broker, on behalf of the Company, was authorized to repurchase up to 550,000 shares during the period from and including November 21, 2007, through February 15, 2008. During that time, at total of 380,500 shares were repurchased at an average price of $23.23.

A total of 169,500 shares currently remain authorized under the Company's stock repurchase plan. On February 19, 2008, the Company adopted a new Rule 10b5-1 stock trading plan for the period from and including February 21, 2008, through May 16, 2008. Pursuant to the new trading plan, a broker, on behalf of the Company, is authorized to make daily share repurchases equal to the lesser of
(a) 25% of the Company's average daily trading volume for the prior four weeks, or (b) the limitations set by Exchange Act Rule 10b-18. The broker will have complete discretion to determine the dates of purchase during the plan period.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     D.     Exhibits
            10.1 Form of Stock Appreciation Right Grant Agreement
                 (six month vesting)
            10.2 Form of Stock Appreciation Right Grant Agreement
                 (five year vesting)

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 22, 2008              S.Y. BANCORP, INC.

                                       By:   /s/ Nancy B. Davis
                                             --------------------------------
                                             Nancy B. Davis, Executive Vice
                                             President, Treasurer and Chief
                                             Financial Officer